UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 30, 2009
(Date of earliest event reported: April 30, 2009)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On April 30, 2009 Revlon, Inc. ("Revlon") issued a press release (the "Press Release") announcing Revlon's earnings for the fiscal quarter ended March 31, 2009.

A copy of the Press Release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 2.02 and the Press Release attached to this Form 8-K as Exhibit 99.1 shall be deemed to be "furnished" to the SEC and not be deemed to be "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01.     Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

	By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Human Resources, Chief
Legal Officer, General Counsel and
Secretary

Date: April 30, 2009

 EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 30, 2009.